UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2008 (June 30, 2008)

EQUITABLE RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2008, the former Equitable Resources, Inc., a Pennsylvania corporation formed in 1926 (“Equitable”), entered into and completed an Agreement and Plan of Merger (the “Plan”) under which Equitable reorganized into a holding company structure such that a newly formed Pennsylvania corporation, also named Equitable Resources, Inc. (the “Registrant,” “Company” or “New EQT”), became the publicly traded holding company of Equitable and its subsidiaries.  The primary purpose of this reorganization (this “Reorganization”) was to separate Equitable’s state-regulated distribution operations into a new subsidiary in order to better segregate its regulated and unregulated businesses and improve overall financing flexibility.  A copy of the Plan is attached hereto as Exhibit 10.24(a).

To effect the Reorganization, Equitable formed New EQT, a wholly-owned subsidiary, and New EQT, in turn, formed EGC Merger Co., a Pennsylvania corporation owned solely by New EQT (“MergerSub”).  Under the Plan, MergerSub merged with and into Equitable with Equitable surviving (the “Merger”).  The Merger resulted in Equitable becoming a direct, wholly-owned subsidiary of New EQT.  By virtue of the Merger each share of Equitable common stock issued and outstanding immediately prior to the Merger was exchanged for one share of common stock of New EQT having the same designations, rights and powers as the shares of Equitable’s common stock.  Equitable accomplished the Merger pursuant to Section 1924(b)(4) of the Pennsylvania Business Corporation Law of 1988 (the “BCL”).  Section 1924(b)(4) of the BCL permits the Merger without a vote of shareholders of either constituent corporation and does not give rise to shareholder appraisal or dissenters’ rights.

At the effective time of the Merger (the “Merger Effective Time”), New EQT assumed and agreed to perform all obligations of Equitable under its benefit plans in accordance with the Plan and pursuant to an Assignment and Assumption Agreement attached hereto as Exhibit 10.24(b).  In addition, the Plan provides that each outstanding option or other award under such plans is exercisable upon the same terms and conditions as under the plans immediately prior to the Merger, except that upon exercise of these options or awards, shares of New EQT common stock will be issued.

New EQT’s outstanding shares, Articles of Incorporation and By-Laws are identical to those of Equitable prior to the Merger.  The Articles of Incorporation and By-Laws of New EQT are attached hereto as Exhibits 3.01 and 3.02, respectively.  In addition, New EQT has a board of directors and officers identical to those of Equitable immediately prior to the Merger.

Immediately following the Merger, Equitable distributed to New EQT all assets and liabilities owned by Equitable other than assets and liabilities of the Equitable Gas Company division, including the ownership interests in all of Equitable’s Production and Midstream businesses and all corporate assets and liabilities (the “Asset/Liability Transfer”).  The corporate assets and liabilities included, among other things, Equitable’s medium and long term notes and debentures, its commercial paper program, its credit facility and its agreements with its directors and executive officers.  The Asset/Liability Transfer was affected through a Master Assignment, Assumption and Acknowledgement Agreement (“Assignment”) between Equitable and New EQT, which is attached hereto as Exhibit 10.24(c).  The material contracts assumed pursuant to the Assignment are attached hereto as Exhibits 4.01(a) to
4.01(g), 4.02(a) to 4.02(f), 4.03(a) and 4.03(c) and 10.01(a) through 10.23(d).

Equitable maintained a commercial paper program, pursuant to which Equitable could issue up to $1.5 billion of commercial paper through certain commercial paper dealer agreements (the “Dealer Agreements”).  Equitable has assigned the Dealer Agreements and all rights and obligations with respect to the commercial paper program to New EQT.

Following the Asset/Liability Transfer, Equitable was merged with and into a newly formed Pennsylvania limited liability company owned by New EQT, Equitable Gas Company, LLC.

New EQT and its subsidiaries continue to conduct the business and operations that Equitable and its subsidiaries conducted immediately prior to the Merger Effective Time.  The consolidated assets and liabilities of New EQT and its subsidiaries are identical to the consolidated assets and liabilities of Equitable and its subsidiaries immediately before the Merger Effective Time.

New EQT is listed on the New York Stock Exchange under the symbol “EQT”, the same symbol as Equitable.  Equitable was removed from listing in connection with the listing of New EQT.

As a result of the Reorganization, New EQT became a successor issuer to Equitable pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to Equitable under Rule 12g-3 under the Exchange Act.  As a result, the Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act in accordance with Rule 12g-3(e).  The Registrant is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission.  The first periodic report to be filed by the Registrant with the Commission will be its Quarterly Report on Form 10-Q for the period ended June 30, 2008.

New EQT will mail a letter to its shareholders describing the Reorganization, a copy of which is attached hereto as Exhibit 99.1.  Please also see Item 2.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 2.03             CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Long and Medium Term Debt

Immediately prior to the Merger Effective Time, Equitable had long-term debt obligations outstanding under the following instruments: (i) that certain Indenture dated as of July 1, 1996 between Equitable and The Bank of New York, as successor to Bank of Montreal Trust Company (the “1996 BONY Indenture”), (ii) that certain Indenture dated as of April 1, 1983 between Equitable and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company, as successor to Pittsburgh National Bank (the “Deutsche Bank Indenture”), and (iii) that certain Indenture dated as of March 18, 2008 between Equitable and The Bank of New York (the “2008 BONY Indenture”, and collectively with the 1996 BONY Indenture and Deutsche Bank Indenture, the “Indentures”).

Equitable had the following notes and/or debentures outstanding under the 1996 BONY Indenture immediately prior to the Merger Effective Time: $200 million principal amount of 5.15% notes due March 1, 2018, $200 million principal amount of 5.15% notes due November 15, 2012, $150 million principal amount of 5.00% notes due October 1, 2015, and $115 million principal amount of 7.75% debentures due July 15, 2026.  Equitable also had the following notes outstanding under the Deutsche Bank Indenture immediately prior to the Merger Effective Time: $2 million principal amount of 8.82% notes due September 1, 2009, $2.3 million principal amount of 8.75% notes due October 1, 2009, $1 million principal amount of 8.79% notes due November 11, 2011, $5 million principal amount of 8.48% notes due December 27, 2011, $5 million principal amount of 8.70% notes due December 1, 2014, $8 million principal amount of 8.88% notes due October 1, 2020, $3.2 million principal amount of 8.81% notes due October 1, 2020, $2 million principal amount of 8.99% notes due September 1, 2021, $5 million principal amount of 9.00% notes due September 1, 2021, $10 million principal amount of 8.98% notes due September 1, 2021, $7 million principal amount of 8.93% notes due October 1, 2021, $10 million principal amount of 7.30% notes due March 4, 2013, $10 million principal amount of 7.55% notes due October 1, 2015, $10 million principal amount of 7.42% notes due March 2, 2023, and $8 million principal amount of 7.60% notes due January 15, 2018.  Equitable also had $500 million principal amount of 6.50% Senior Notes due 2018 outstanding under the 2008 BONY Indenture immediately prior to the Merger Effective Time.

A supplemental indenture to the Indentures was entered into by New EQT and each of the trustees to evidence New EQT as successor to Equitable under those Indentures.  Such supplemental indentures are attached hereto as Exhibits 4.01(g), 4.02(f) and 4.03(c).

Credit Agreement

Immediately prior to the Merger Effective Time, Equitable maintained a $1.5 billion five-year revolving credit agreement, dated October 27, 2006, among Equitable, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and a Letter of Credit Issuer, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Houston Agency, Citibank, N.A., and PNC Bank, National Association, as Co-Documentation Agents, and the other lender parties thereto (the “Credit Agreement”).  Equitable, New EQT and Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, entered into an Assignment and Assumption Agreement and Amendment to Credit Agreement, pursuant to which (i) Equitable assigned to New EQT and New EQT assumed from Equitable all of Equitable’s rights and obligations under the Credit Agreement, (ii) Equitable was released from further liability under the Credit Agreement and (iii) the Credit Agreement and each other loan document were amended to reflect New EQT as the borrower.  The Assignment and Assumption Agreement and Amendment to Credit Agreement are attached hereto as Exhibit 10.23(b).

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibits	Description	Method of Filing
2.01

Stock Purchase Agreement dated as of March 1, 2006 by and between Equitable Resources, Inc. and Consolidated Natural Gas Company. Schedules (or similar attachments) to the Stock Purchase Agreement are not filed. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

Filed as Exhibit 2.1 to Form 8-K filed on March 3, 2006

2.02	Letter agreement dated as of July 3, 2007 by and between Equitable Resources, Inc. and Dominion Resources, Inc. (as successor by merger to Consolidated Natural Gas Company)	Filed as Exhibit 2.01 to Form 10-Q for the quarter ended June 30, 2007

2.03	Mutual Termination Agreement dated as of January 15, 2008 by and between Equitable Resources, Inc. and Dominion Resources, Inc.	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended March 31, 2008

3.01	Articles of Incorporation	Filed herewith as Exhibit 3.01

Exhibits	Description	Method of Filing
3.02	By-Laws	Filed herewith as Exhibit 3.02

4.01 (a)	Indenture dated as of April 1, 1983 between the Company and Pittsburgh National Bank	Filed as Exhibit 4.1 (a) to Form 10-K for the year ended December 31, 2007

4.01 (b)	Instrument appointing Bankers Trust Company as successor trustee to Pittsburgh National Bank	Filed as Exhibit 4.01 (b) to Form 10-K for the year ended December 31, 1998

4.01 (c)	Supplemental Indenture dated March 15, 1991 with Bankers Trust Company eliminating limitations on liens and additional funded debt	Filed as Exhibit 4.01 (f) to Form 10-K for the year ended December 31, 1996

4.01 (d)

Resolution adopted August 19, 1991 by the Ad Hoc Finance Committee of the Board of Directors of the Company Addenda Nos. 1 through 27, establishing the terms and provisions of the Series A Medium-Term Notes

Filed as Exhibit 4.01 (g) to Form 10-K for the year ended December 31, 1996

4.01 (e)

Resolutions adopted July 6, 1992 and February 19, 1993 by the Ad Hoc Finance Committee of the Board of Directors of the Company and Addenda Nos. 1 through 8, establishing the terms and provisions of the Series B Medium-Term Notes

Filed as Exhibit 4.01 (h) to Form 10-K for the year ended December 31, 1997

4.01 (f)

Resolution adopted July 14, 1994 by the Ad Hoc Finance Committee of the Board of Directors of the Company and Addenda Nos. 1 and 2, establishing the terms and provisions of the Series C Medium-Term Notes

Filed as Exhibit 4.01 (i) to Form 10-K for the year ended December 31, 1995

4.01 (g)	Supplemental Indenture, dated June 30, 2008, between the Company and Deutsche Bank Trust Company Americas	Filed herewith as Exhibit 4.01 (g)

4.02 (a)	Indenture with The Bank of New York, as successor to Bank of Montreal Trust Company, a Trustee, dated as of July 1, 1996	Filed as Exhibit 4.01 (a) to Form S-4 Registration Statement (#333-103178) filed on February 13, 2003

4.02 (b)

Resolution adopted January 18 and July 18, 1996 by the Board of Directors of the Company and Resolutions adopted July 18, 1996 by the Executive Committee of the Board of Directors of the Company, establishing the terms and provisions of the 7.75% Debentures issued July 29, 1996

Filed as Exhibit 4.01 (j) to Form 10-K for the year ended December 31, 1996

4.02 (c)	Officer’s Declaration dated February 20, 2003 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate amount of up to $200,000,000	Filed as Exhibit 4.01 (c) to Form S-4 Registration Statement (#333-104392) filed on April 8, 2003

4.02 (d)	Officer’s Declaration dated November 7, 2002 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate amount of up to $200,000,000	Filed as Exhibit 4.01 (c) to Form S-4/A Registration Statement (#333-103178) filed on March 12, 2003

4.02 (e)	Officer’s Declaration dated September 27, 2005 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate	Filed as Exhibit 4.01 (b) to Form S-4 Registration Statement (#333-104392) filed

Exhibits	Description	Method of Filing
	amount of $150,000,000	on October 28, 2005

4.02 (f)	Supplemental Indenture, dated June 30, 2008, between the Company and Bank of New York	Filed herewith as Exhibit 4.02 (f)

4.03 (a)	Indenture dated as of March 18, 2008 between Equitable Resources, Inc. and The Bank of New York	Filed as Exhibit 4.1 to Form 8-K filed on March 18, 2008

4.03 (b)

First Supplemental Indenture (including the form of senior note) dated as of March 18, 2008 between Equitable Resources, Inc. and The Bank of New York, as Trustee, pursuant to which the 6.50% Senior Notes due 2018 were issued

Filed as Exhibit 4.2 to Form 8-K filed on March 18, 2008

4.03 (c)	Second Supplemental Indenture dated as of June 30, 2008 between Equitable Resources, Inc. and The Bank of New York	Filed herewith as Exhibit 4.03 (c)

* 10.01 (a)	1999 Equitable Resources, Inc. Long-Term Incentive Plan (amended and restated October 20, 2004)	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (b)	2007 Form of Participant Award Agreement (Restricted Stock) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.01 (b) to Form 10-K for the year ended December 31, 2006

* 10.01 (c)	Form of Participant Award Agreement (Restricted Stock) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.05 to Form 10-K for the year ended December 31, 2004

* 10.01 (d)	Form of Participant Award Agreement (Stock Option) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.3 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (e)	Equitable Resources, Inc. 2002 Executive Performance Incentive Program (as amended and restated May 1, 2003 and April 13, 2004)	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 2004

* 10.01 (f)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2002 Executive Performance Incentive Program	Filed as Exhibit 10.4 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (g)	Equitable Resources, Inc. 2003 Executive Performance Incentive Program (as amended and restated April 13, 2004)	Filed as Exhibit 10.3 to Form 10-Q for the quarter ended June 30, 2004

* 10.01 (h)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2003 Executive Performance Incentive Program	Filed as Exhibit 10.5 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (i)	Equitable Resources, Inc. 2005 Executive Performance Incentive Program	Filed as Exhibit 10.01 to Form 8-K filed on March 1, 2005

* 10.01 (j)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2005 Executive Performance Incentive Program	Filed as Exhibit 10.02 to Form 8-K filed on March 1, 2005

* 10.02	1994 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.06 to Form 10-K for the year ended December 31, 1999

Exhibits	Description	Method of Filing
* 10.03	Equitable Resources, Inc. Breakthrough Long-Term Incentive Plan with certain executives of the Company (as amended)	Filed as Exhibit 10.01 to Form 10-Q for the quarter ended September 30, 2000

* 10.04 (a)	1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan (as amended May 26, 1999)	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 1999

* 10.04 (b)	Form of Participant Award Agreement (Stock Option) under 1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan	Filed as Exhibit 10.04 (b) to Form 10-K for the year ended December 31, 2006

* 10.04 (c)	Form of Participant Award Agreement (Phantom Units Award) under 1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan	Filed as Exhibit 10.04 (c) to Form 10-K for the year ended December 31, 2006

* 10.05	Equitable Resources, Inc. Executive Short-Term Incentive Plan	Filed as Exhibit 10.1 to Form 8-K filed on April 18, 2006

* 10.06	Equitable Resources, Inc. 2005 Short-Term Incentive Plan	Filed as Exhibit 10.1 to Form 8-K filed on December 6, 2004

* 10.07	Equitable Resources, Inc. 2006 Payroll Deduction and Contribution Program	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 2006

* 10.08	Equitable Resources, Inc. Directors’ Deferred Compensation Plan (as amended and restated May 15, 2003)	Filed as Exhibit 10.10 to Form 10-Q for the quarter ended June 30, 2003

* 10.09	Equitable Resources, Inc. 2005 Directors’ Deferred Compensation Plan (as amended and restated December 15, 2005)	Filed as Exhibit 10.08 to Form 10-K for the year ended December 31, 2005

* 10.10	Equitable Resources, Inc. Employee Deferred Compensation Plan (amended and restated effective December 3, 2003)	Filed as Exhibit 10.12 to Form 10-K for the year ended December 31, 2003

* 10.11	Equitable Resources, Inc. 2005 Employee Deferred Compensation Plan	Filed as Exhibit 10.1 to Form 8-K filed on December 28, 2004

* 10.12 (a)	Employment Agreement dated as of May 4, 1998 with Murry S. Gerber	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 1998

* 10.12 (b)	Amendment No. 1 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.09 (b) to Form 10-K for the year ended December 31, 1999

* 10.12 (c)	Amendment No. 2 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.09 (c) to Form 10-Q for the quarter ended September 30, 2002

* 10.12 (d)	Amendment No. 3 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.13 (d) to Form 10-K for the year ended December 31, 2003

* 10.12 (e)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Murry S. Gerber	Filed as Exhibit 10.10 to Form 10-Q for the quarter ended September 30, 2002

* 10.12 (f)	Supplemental Executive Retirement Agreement dated as of May 4, 1998 with Murry S. Gerber	Filed as Exhibit 10.4 to Form 10-Q for the quarter ended June 30, 1998

* 10.12 (g)	Satisfaction Agreement In Respect of Supplemental Executive Retirement Agreement	Filed as Exhibit 10.11 (g) to Form 10-K for the year ended December 31, 2005

Exhibits	Description	Method of Filing
dated as of February 22, 2006 with Murry S. Gerber

* 10.12 (h)	Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement dated December 1, 1999 with Murry S. Gerber	Filed as Exhibit 10.12 to Form 10-K for the year ended December 31, 1999

* 10.12 (i)	Consent dated June 9, 2008 with Murry S. Gerber	Filed herewith as Exhibit 10.12 (i)

* 10.13 (a)	Employment Agreement dated as of July 1, 1998 with David L. Porges	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended September 30, 1998

* 10.13 (b)	Amendment No. 1 to Employment Agreement with David L. Porges	Filed as Exhibit 10.13 (b) to Form 10-K for the year ended December 31, 1999

* 10.13 (c)	Amendment No. 2 to Employment Agreement with David L. Porges	Filed as Exhibit 10.13 (c) to Form 10-Q for the quarter ended September 30, 2002

* 10.13 (d)	Amendment No. 3 to Employment Agreement with David L. Porges	Filed as Exhibit 10.14 (d) to Form 10-K for the year ended December 31, 2003

* 10.13 (e)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and David L. Porges	Filed as Exhibit 10.14 to Form 10-Q for the quarter ended September 30, 2002

* 10.13 (f)	Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement dated December 1, 1999 with David L. Porges	Filed as Exhibit 10.15 to Form 10-K for the year ended December 31, 1999

* 10.13 (g)	Consent dated June 9, 2008 with David L. Porges	Filed herewith as Exhibit 10.13 (g)

* 10.14 (a)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.26 to Form 10-Q for the quarter ended September 30, 2002

* 10.14 (b)	Amendment No. 1 to Change of Control Agreement dated December 29, 2006 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.15 (b) to Form 10-K for the year ended December 31, 2006

* 10.14 (c)	Noncompete Agreement dated October 30, 2000 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.27 (b) to Form 10-K for the year ended December 31, 2004

* 10.14 (d)	Consent dated June 9, 2008 with Philip P. Conti	Filed herewith as Exhibit 10.14 (d)

* 10.15 (a)	Change of Control Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Randall L. Crawford	Filed as Exhibit 10.18 (b) to Form 10-K for the year ended December 31, 2003

* 10.15 (b)	Noncompete Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Randall L. Crawford	Filed as Exhibit 10.17 (b) to Form 10-K for the year ended December 31, 2005

* 10.15 (c)	Consent dated June 9, 2008 with Randall L. Crawford	Filed herewith as Exhibit 10.15 (c)

* 10.16 (a)	Change of Control Agreement dated September	Filed as Exhibit 10.31 to Form 10-Q for the

Exhibits	Description	Method of Filing
	1, 2002 by and between Equitable Resources, Inc. and Joseph E. O’Brien	quarter ended September 30, 2002

* 10.16 (b)	Noncompete Agreement dated January 30, 2001 by and between Equitable Resources, Inc. and Joseph E. O’Brien	Filed as Exhibit 10.32 to Form 10-K for the year ended December 31, 2000

* 10.16 (c)	Consent dated June 9, 2008 with Joseph E. O’Brien	Filed herewith as Exhibit 10.16 (c)

* 10.17 (a)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Johanna G. O’Loughlin	Filed as Exhibit 10.18 to Form 10-Q for the quarter ended September 30, 2002

* 10.17 (b)	Noncompete Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Johanna G. O’Loughlin	Filed as Exhibit 10.19 to Form 10-K for the year ended December 31, 1999

*10.17 (c)	Consent dated June 9, 2008 with Johanna G. O’Loughlin	Filed herewith as Exhibit 10.17 (c)

*10.17 (d)	Employment Agreement dated March 14, 2008 between Equitable Resources, Inc. and Johanna G. O’Loughlin.	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended March 31, 2008.

* 10.18 (a)	Agreement dated May 24, 1996 with Phyllis A. Domm for deferred payment of 1996 director fees beginning May 24, 1996	Filed as Exhibit 10.14 (a) to Form 10-K for the year ended December 31, 1996

* 10.18 (b)	Agreement dated November 27, 1996 with Phyllis A. Domm for deferred payment of 1997 director fees	Filed as Exhibit 10.14 (b) to Form 10-K for the year ended December 31, 1996

* 10.18 (c)	Agreement dated November 30, 1997 with Phyllis A. Domm for deferred payment of 1998 director fees	Filed as Exhibit 10.14 (c) to Form 10-K for the year ended December 31, 1997

* 10.18 (d)	Agreement dated December 5, 1998 with Phyllis A. Domm for deferred payment of 1999 director fees	Filed as Exhibit 10.20 (d) to Form 10-K for the year ended December 31, 1998

* 10.19 (a)	Form of Indemnification Agreement between Equitable Resources, Inc. and all executive officers and outside directors	Filed as Exhibit 10.19 to Form 10-K for the year ended December 31, 2007

*10.19 (b)	Form of Director Consent between Equitable Resources, Inc. and outside directors	Filed herewith as Exhibit 10.19 (b)

* 10.20	Directors’ Compensation	Filed as Exhibit 10.20 to Form 10-K for the year ended December 31, 2007

10.21

Purchase and Sale Agreement dated as of April 13, 2007 by and between Equitable Production Company and Pine Mountain Oil and Gas, Inc.  Schedules (or similar attachments) to the Purchase and Sale Agreement are not filed.  The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 2007

10.22	Contribution Agreement dated as of April 13,	Filed as Exhibit 10.2 to Form 10-Q for the

Exhibits	Description	Method of Filing

2007 by and between Equitable Production Company, Equitable Gathering Equity, LLC, Pine Mountain Oil and Gas, Inc. and Nora Gathering, LLC.  Schedules (or similar attachments) to the Contribution Agreement are not filed.  The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

quarter ended June 30, 2007

10.23 (a)

Revolving Credit Agreement, dated as of October 27, 2006, among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and a Letter of Credit Issuer, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Houston Agency, Citibank, N.A., and PNC Bank, National Association, as Co-Documentation Agents, and other lender parties thereto.

Filed as Exhibit 10.1 to Form 8-K filed on October 27, 2006

10.23 (b)

Assignment and Assumption Agreement and Amendment to Credit Agreement, among Equitable Resources, Inc., a Pennsylvania corporation formed in 1926, the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer.

Filed herewith as Exhibit 10.23 (b)

10.23 (c)

Underwriting Agreement dated March 13, 2008 among Equitable Resources, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the underwriters named therein.

Filed as Exhibit 10.3 to Form 10-Q for the quarter ended March 31, 2008

10.23 (d)

Underwriting Agreement dated May 6, 2008 among Equitable Resources, Inc. and Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the underwriters named therein.

Filed as Exhibit 1.1 to Form 8-K filed on March 20, 2008

10.24 (a)	Agreement and Plan of Merger	Filed herewith as Exhibit 10.24 (a)

10.24 (b)	Assignment and Assumption Agreement (for Benefit Plans)	Filed herewith as Exhibit 10.24 (b)

10.24 (c)	Master Assignment, Assumption and Acknowledgment Agreement	Filed herewith as Exhibit 10.24 (c)

99.1	Letter to Shareholders	Filed herewith as Exhibit 99.1

Each management contract and compensatory arrangement in which any director or any named executive officer participates has been marked with an asterisk (*).  On March 14, 2008,  Johanna G. O’Loughlin ceased being an executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC.

By:	/s/ Philip P. Conti
Name:	Philip P. Conti
Title:	Senior Vice President and Chief Financial
Officer

July 1, 2008

EXHIBIT INDEX

Exhibits	Description	Method of Filing
2.01

Stock Purchase Agreement dated as of March 1, 2006 by and between Equitable Resources, Inc. and Consolidated Natural Gas Company. Schedules (or similar attachments) to the Stock Purchase Agreement are not filed. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

Filed as Exhibit 2.1 to Form 8-K filed on March 3, 2006

2.02	Letter agreement dated as of July 3, 2007 by and between Equitable Resources, Inc. and Dominion Resources, Inc. (as successor by merger to Consolidated Natural Gas Company)	Filed as Exhibit 2.01 to Form 10-Q for the quarter ended June 30, 2007

2.03	Mutual Termination Agreement dated as of January 15, 2008 by and between Equitable Resources, Inc. and Dominion Resources, Inc.	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended March 31, 2008

3.01	Articles of Incorporation	Filed herewith as Exhibit 3.01

3.02	By-Laws	Filed herewith as Exhibit 3.02

4.01 (a)	Indenture dated as of April 1, 1983 between the Company and Pittsburgh National Bank	Filed as Exhibit 4.1 (a) to Form 10-K for the year ended December 31, 2007

4.01 (b)	Instrument appointing Bankers Trust Company as successor trustee to Pittsburgh National Bank	Filed as Exhibit 4.01 (b) to Form 10-K for the year ended December 31, 1998

4.01 (c)	Supplemental Indenture dated March 15, 1991 with Bankers Trust Company eliminating limitations on liens and additional funded debt	Filed as Exhibit 4.01 (f) to Form 10-K for the year ended December 31, 1996

4.01 (d)

Resolution adopted August 19, 1991 by the Ad Hoc Finance Committee of the Board of Directors of the Company Addenda Nos. 1 through 27, establishing the terms and provisions of the Series A Medium-Term Notes

Filed as Exhibit 4.01 (g) to Form 10-K for the year ended December 31, 1996

4.01 (e)

Resolutions adopted July 6, 1992 and February 19, 1993 by the Ad Hoc Finance Committee of the Board of Directors of the Company and Addenda Nos. 1 through 8, establishing the terms and provisions of the Series B Medium-Term Notes

Filed as Exhibit 4.01 (h) to Form 10-K for the year ended December 31, 1997

4.01 (f)

Resolution adopted July 14, 1994 by the Ad Hoc Finance Committee of the Board of Directors of the Company and Addenda Nos. 1 and 2, establishing the terms and provisions of the Series C Medium-Term Notes

Filed as Exhibit 4.01 (i) to Form 10-K for the year ended December 31, 1995

4.01 (g)	Supplemental Indenture, dated June 30, 2008, between the Company and Deutsche Bank Trust Company Americas	Filed herewith as Exhibit 4.01 (g)

4.02 (a)	Indenture with The Bank of New York, as successor to Bank of Montreal Trust Company, a Trustee, dated as of July 1, 1996	Filed as Exhibit 4.01 (a) to Form S-4 Registration Statement (#333-103178) filed on February 13, 2003

Exhibits	Description	Method of Filing
4.02 (b)

Resolution adopted January 18 and July 18, 1996 by the Board of Directors of the Company and Resolutions adopted July 18, 1996 by the Executive Committee of the Board of Directors of the Company, establishing the terms and provisions of the 7.75% Debentures issued July 29, 1996

Filed as Exhibit 4.01 (j) to Form 10-K for the year ended December 31, 1996

4.02 (c)	Officer’s Declaration dated February 20, 2003 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate amount of up to $200,000,000	Filed as Exhibit 4.01 (c) to Form S-4 Registration Statement (#333-104392) filed on April 8, 2003

4.02 (d)	Officer’s Declaration dated November 7, 2002 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate amount of up to $200,000,000	Filed as Exhibit 4.01 (c) to Form S-4/A Registration Statement (#333-103178) filed on March 12, 2003

4.02 (e)	Officer’s Declaration dated September 27, 2005 establishing the terms of the issuance and sale of the Notes of the Company in an aggregate amount of $150,000,000	Filed as Exhibit 4.01 (b) to Form S-4 Registration Statement (#333-104392) filed on October 28, 2005

4.02 (f)	Supplemental Indenture, dated June 30, 2008, between the Company and Bank of New York	Filed herewith as Exhibit 4.02 (f)

4.03 (a)	Indenture dated as of March 18, 2008 between Equitable Resources, Inc. and The Bank of New York	Filed as Exhibit 4.1 to Form 8-K filed on March 18, 2008

4.03 (b)

First Supplemental Indenture (including the form of senior note) dated as of March 18, 2008 between Equitable Resources, Inc. and The Bank of New York, as Trustee, pursuant to which the 6.50% Senior Notes due 2018 were issued

Filed as Exhibit 4.2 to Form 8-K filed on March 18, 2008

4.03 (c)	Second Supplemental Indenture dated as of June 30, 2008 between Equitable Resources, Inc. and The Bank of New York	Filed herewith as Exhibit 4.03 (c)

* 10.01 (a)	1999 Equitable Resources, Inc. Long-Term Incentive Plan (amended and restated October 20, 2004)	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (b)	2007 Form of Participant Award Agreement (Restricted Stock) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.01 (b) to Form 10-K for the year ended December 31, 2006

* 10.01 (c)	Form of Participant Award Agreement (Restricted Stock) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.05 to Form 10-K for the year ended December 31, 2004

* 10.01 (d)	Form of Participant Award Agreement (Stock Option) under 1999 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.3 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (e)	Equitable Resources, Inc. 2002 Executive Performance Incentive Program (as amended	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 2004

Exhibits	Description	Method of Filing
and restated May 1, 2003 and April 13, 2004)

* 10.01 (f)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2002 Executive Performance Incentive Program	Filed as Exhibit 10.4 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (g)	Equitable Resources, Inc. 2003 Executive Performance Incentive Program (as amended and restated April 13, 2004)	Filed as Exhibit 10.3 to Form 10-Q for the quarter ended June 30, 2004

* 10.01 (h)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2003 Executive Performance Incentive Program	Filed as Exhibit 10.5 to Form 10-Q for the quarter ended September 30, 2004

* 10.01 (i)	Equitable Resources, Inc. 2005 Executive Performance Incentive Program	Filed as Exhibit 10.01 to Form 8-K filed on March 1, 2005

* 10.01 (j)	Form of Participant Award Agreement under the Equitable Resources, Inc. 2005 Executive Performance Incentive Program	Filed as Exhibit 10.02 to Form 8-K filed on March 1, 2005

* 10.02	1994 Equitable Resources, Inc. Long-Term Incentive Plan	Filed as Exhibit 10.06 to Form 10-K for the year ended December 31, 1999

* 10.03	Equitable Resources, Inc. Breakthrough Long-Term Incentive Plan with certain executives of the Company (as amended)	Filed as Exhibit 10.01 to Form 10-Q for the quarter ended September 30, 2000

* 10.04 (a)	1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan (as amended May 26, 1999)	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 1999

* 10.04 (b)	Form of Participant Award Agreement (Stock Option) under 1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan	Filed as Exhibit 10.04 (b) to Form 10-K for the year ended December 31, 2006

* 10.04 (c)	Form of Participant Award Agreement (Phantom Units Award) under 1999 Equitable Resources, Inc. Non-Employee Directors’ Stock Incentive Plan	Filed as Exhibit 10.04 (c) to Form 10-K for the year ended December 31, 2006

* 10.05	Equitable Resources, Inc. Executive Short-Term Incentive Plan	Filed as Exhibit 10.1 to Form 8-K filed on April 18, 2006

* 10.06	Equitable Resources, Inc. 2005 Short-Term Incentive Plan	Filed as Exhibit 10.1 to Form 8-K filed on December 6, 2004

* 10.07	Equitable Resources, Inc. 2006 Payroll Deduction and Contribution Program	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 2006

* 10.08	Equitable Resources, Inc. Directors’ Deferred Compensation Plan (as amended and restated May 15, 2003)	Filed as Exhibit 10.10 to Form 10-Q for the quarter ended June 30, 2003

* 10.09	Equitable Resources, Inc. 2005 Directors’ Deferred Compensation Plan (as amended and restated December 15, 2005)	Filed as Exhibit 10.08 to Form 10-K for the year ended December 31, 2005

* 10.10	Equitable Resources, Inc. Employee Deferred Compensation Plan (amended and restated effective December 3, 2003)	Filed as Exhibit 10.12 to Form 10-K for the year ended December 31, 2003

Exhibits	Description	Method of Filing
* 10.11	Equitable Resources, Inc. 2005 Employee Deferred Compensation Plan	Filed as Exhibit 10.1 to Form 8-K filed on December 28, 2004

* 10.12 (a)	Employment Agreement dated as of May 4, 1998 with Murry S. Gerber	Filed as Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 1998

* 10.12 (b)	Amendment No. 1 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.09 (b) to Form 10-K for the year ended December 31, 1999

* 10.12 (c)	Amendment No. 2 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.09 (c) to Form 10-Q for the quarter ended September 30, 2002

* 10.12 (d)	Amendment No. 3 to Employment Agreement with Murry S. Gerber	Filed as Exhibit 10.13 (d) to Form 10-K for the year ended December 31, 2003

* 10.12 (e)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Murry S. Gerber	Filed as Exhibit 10.10 to Form 10-Q for the quarter ended September 30, 2002

* 10.12 (f)	Supplemental Executive Retirement Agreement dated as of May 4, 1998 with Murry S. Gerber	Filed as Exhibit 10.4 to Form 10-Q for the quarter ended June 30, 1998

* 10.12 (g)	Satisfaction Agreement In Respect of Supplemental Executive Retirement Agreement dated as of February 22, 2006 with Murry S. Gerber	Filed as Exhibit 10.11 (g) to Form 10-K for the year ended December 31, 2005

* 10.12 (h)	Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement dated December 1, 1999 with Murry S. Gerber	Filed as Exhibit 10.12 to Form 10-K for the year ended December 31, 1999

* 10.12 (i)	Consent dated June 9, 2008 with Murry S. Gerber	Filed herewith as Exhibit 10.12 (i)

* 10.13 (a)	Employment Agreement dated as of July 1, 1998 with David L. Porges	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended September 30, 1998

* 10.13 (b)	Amendment No. 1 to Employment Agreement with David L. Porges	Filed as Exhibit 10.13 (b) to Form 10-K for the year ended December 31, 1999

* 10.13 (c)	Amendment No. 2 to Employment Agreement with David L. Porges	Filed as Exhibit 10.13 (c) to Form 10-Q for the quarter ended September 30, 2002

* 10.13 (d)	Amendment No. 3 to Employment Agreement with David L. Porges	Filed as Exhibit 10.14 (d) to Form 10-K for the year ended December 31, 2003

* 10.13 (e)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and David L. Porges	Filed as Exhibit 10.14 to Form 10-Q for the quarter ended September 30, 2002

* 10.13 (f)	Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement dated December 1, 1999 with David L. Porges	Filed as Exhibit 10.15 to Form 10-K for the year ended December 31, 1999

* 10.13 (g)	Consent dated June 9, 2008 with David L. Porges	Filed herewith as Exhibit 10.13 (g)

* 10.14 (a)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.26 to Form 10-Q for the quarter ended September 30, 2002

Exhibits	Description	Method of Filing
* 10.14 (b)	Amendment No. 1 to Change of Control Agreement dated December 29, 2006 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.15 (b) to Form 10-K for the year ended December 31, 2006

* 10.14 (c)	Noncompete Agreement dated October 30, 2000 by and between Equitable Resources, Inc. and Philip P. Conti	Filed as Exhibit 10.27 (b) to Form 10-K for the year ended December 31, 2004

* 10.14 (d)	Consent dated June 9, 2008 with Philip P. Conti	Filed herewith as Exhibit 10.14 (d)

* 10.15 (a)	Change of Control Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Randall L. Crawford	Filed as Exhibit 10.18 (b) to Form 10-K for the year ended December 31, 2003

* 10.15 (b)	Noncompete Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Randall L. Crawford	Filed as Exhibit 10.17 (b) to Form 10-K for the year ended December 31, 2005

* 10.15 (c)	Consent dated June 9, 2008 with Randall L. Crawford	Filed herewith as Exhibit 10.15 (c)

* 10.16 (a)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Joseph E. O’Brien	Filed as Exhibit 10.31 to Form 10-Q for the quarter ended September 30, 2002

* 10.16 (b)	Noncompete Agreement dated January 30, 2001 by and between Equitable Resources, Inc. and Joseph E. O’Brien	Filed as Exhibit 10.32 to Form 10-K for the year ended December 31, 2000

* 10.16 (c)	Consent dated June 9, 2008 with Joseph E. O’Brien	Filed herewith as Exhibit 10.16 (c)

* 10.17 (a)	Change of Control Agreement dated September 1, 2002 by and between Equitable Resources, Inc. and Johanna G. O’Loughlin	Filed as Exhibit 10.18 to Form 10-Q for the quarter ended September 30, 2002

* 10.17 (b)	Noncompete Agreement dated December 1, 1999 by and between Equitable Resources, Inc. and Johanna G. O’Loughlin	Filed as Exhibit 10.19 to Form 10-K for the year ended December 31, 1999

*10.17 (c)	Consent dated June 9, 2008 with Johanna G. O’Loughlin	Filed herewith as Exhibit 10.17 (c)

*10.17 (d)	Employment Agreement dated March 14, 2008 between Equitable Resources, Inc. and Johanna G. O’Loughlin.	Filed as Exhibit 10.1 to Form 10-Q for the quarter ended March 31, 2008.

* 10.18 (a)	Agreement dated May 24, 1996 with Phyllis A. Domm for deferred payment of 1996 director fees beginning May 24, 1996	Filed as Exhibit 10.14 (a) to Form 10-K for the year ended December 31, 1996

* 10.18 (b)	Agreement dated November 27, 1996 with Phyllis A. Domm for deferred payment of 1997 director fees	Filed as Exhibit 10.14 (b) to Form 10-K for the year ended December 31, 1996

* 10.18 (c)	Agreement dated November 30, 1997 with Phyllis A. Domm for deferred payment of 1998 director fees	Filed as Exhibit 10.14 (c) to Form 10-K for the year ended December 31, 1997

* 10.18 (d)	Agreement dated December 5, 1998 with Phyllis A. Domm for deferred payment of 1999 director	Filed as Exhibit 10.20 (d) to Form 10-K for

Exhibits	Description	Method of Filing
	fees	the year ended December 31, 1998

* 10.19 (a)	Form of Indemnification Agreement between Equitable Resources, Inc. and all executive officers and outside directors	Filed as Exhibit 10.19 to Form 10-K for the year ended December 31, 2007

*10.19 (b)	Form of Director Consent between Equitable Resources, Inc. and outside directors	Filed herewith as Exhibit 10.19 (b)

* 10.20	Directors’ Compensation	Filed as Exhibit 10.20 to Form 10-K for the year ended December 31, 2007

10.21

Purchase and Sale Agreement dated as of April 13, 2007 by and between Equitable Production Company and Pine Mountain Oil and Gas, Inc.  Schedules (or similar attachments) to the Purchase and Sale Agreement are not filed.  The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

Filed as Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 2007

10.22

Contribution Agreement dated as of April 13, 2007 by and between Equitable Production Company, Equitable Gathering Equity, LLC, Pine Mountain Oil and Gas, Inc. and Nora Gathering, LLC.  Schedules (or similar attachments) to the Contribution Agreement are not filed.  The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

Filed as Exhibit 10.2 to Form 10-Q for the quarter ended June 30, 2007

10.23 (a)

Revolving Credit Agreement, dated as of October 27, 2006, among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and a Letter of Credit Issuer, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Houston Agency, Citibank, N.A., and PNC Bank, National Association, as Co-Documentation Agents, and other lender parties thereto.

Filed as Exhibit 10.1 to Form 8-K filed on October 27, 2006

10.23 (b)

Assignment and Assumption Agreement and Amendment to Credit Agreement, among Equitable Resources, Inc., a Pennsylvania corporation formed in 1926, the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer.

Filed herewith as Exhibit 10.23 (b)

10.23 (c)

Underwriting Agreement dated March 13, 2008 among Equitable Resources, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the underwriters named therein.

Filed as Exhibit 10.3 to Form 10-Q for the quarter ended March 31, 2008

10.23 (d)	Underwriting Agreement dated May 6, 2008 among Equitable Resources, Inc. and Deutsche	Filed as Exhibit 1.1 to Form 8-K filed on March 20, 2008

Exhibits	Description	Method of Filing
Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the underwriters named therein.

10.24 (a)	Agreement and Plan of Merger	Filed herewith as Exhibit 10.24 (a)

10.24 (b)	Assignment and Assumption Agreement (for Benefit Plans)	Filed herewith as Exhibit 10.24 (b)

10.24 (c)	Master Assignment, Assumption and Acknowledgment Agreement	Filed herewith as Exhibit 10.24 (c)

99.1	Letter to Shareholders	Filed herewith as Exhibit 99.1

Each management contract and compensatory arrangement in which any director or any named executive officer participates has been marked with an asterisk (*).  On March 14, 2008,  Johanna G. O’Loughlin ceased being an executive officer of the Company.